CAVANAL HILL FUNDS

Supplement dated March 30, 2018

to the

Intermediate Tax-Free Bond Fund Prospectus

dated December 26, 2017

On March 28, 2018, the Board of Trustees (the “Board”) of Cavanal Hill Funds approved a plan to liquidate and terminate the Cavanal Hill Intermediate Tax-Free Bond Fund (the “Fund”), upon the recommendation of Cavanal Hill Investment Management. Inc., the Fund’s investment adviser.

The Fund will distribute cash or in-kind, pro rata, all of the remaining assets of the Fund to all shareholders who have not previously redeemed or exchanged all of their shares on or about May 30, 2018 (the “Liquidation Date”). These distributions may be taxable events. Once the distribution is complete, the Fund will terminate. Additionally, in anticipation of the Liquidation Date, the Fund ceased selling all Fund share classes on or about Wednesday, March 21, 2018.

Shareholders may exchange shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of any other Cavanal Hill Fund. Shareholders may also redeem shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-762-7085.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.